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                       LOCAL EXCHANGE TELECOMMUNICATIONS
                           SERVICES RESALE AGREEMENT

     This Local Exchange Telecommunications Services Resale Agreement (this "Agreement") is effective as of the 13th day of May, 1996, by and between Ameritech Information Industry Services, a division of Ameritech Services, Inc., a Delaware corporation with offices at 350 North Orleans Street, Third Floor, Chicago, Illinois, 60654, on behalf of The Ohio Bell Telephone Company ("Ameritech") and U.S. Network Corporation, a Delaware corporation with offices at 10 South Riverside Plaza, Suite 401, Chicago, Illinois 60606 on behalf of USN Communications, Inc. ("Reseller").

     WHEREAS, Section 251 (c)(4) of The Telecommunications Act (as defined below) provides, inter alia, that Ameritech offer for resale at wholesale rates
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any telecommunications services that it provides to subscribers who are not telecommunication carriers;

     WHEREAS, Ameritech provides certain local exchange telecommunications services to subscribers within the State of Ohio (the "Territory"); and

     WHEREAS, Reseller desires to purchase certain local exchange telecommunications services from Ameritech and resell such services to its Customers (as defined below) in the Territory; and

     WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which Ameritech shall provide, and Reseller shall purchase, local exchange telecommunications services as set forth herein for resale to such Reseller's Customers in the Territory.

     NOW, THEREFORE, in consideration of the mutual obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.0      DEFINITIONS AND CONSTRUCTION

         1.1.  Specified Meanings. As used in this Agreement, the following
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               terms have the meanings specified below:

               "Average Line Rate" means the weighted average annual line rate of a Business or Residential Line, as applicable, which, for purposes of this Agreement shall be $6.87 for a Residential Line and $20.26 for a Business Line, as the case may be.

               "Business Line" means an access line which

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          (a)  is used primarily or substantially for a paid commercial, professional or institutional activity; or

          (b) is situated in a commercial, professional or institutional location, or other location serving primarily or substantially as a site of an activity for pay; or

          (c) uses a service number listed as the principal or only number for a business in any Ameritech PagesPlus(R) directory; or

          (d) is used to conduct promotions, solicitations, or market research for which compensation or reimbursement is paid or provided; provided, that use of a line without compensation or
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               reimbursement for a charitable or civic purpose shall not
               constitute business use or render such line a "Business Line"; or

          (e) does not otherwise qualify as a Residential Line (as defined herein).

          "Commission" or "PUCO" means the Ohio Public Utilities Commission.

          "Customer" means a third party end-user who contracts with Reseller for Service or purchases local exchange telecommunications services from Ameritech.

          "FCC" means the Federal Communications Commission.

          "Losses" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys' fees).

          "Nondisclosure Agreement" means the Nondisclosure Agreement dated as of October 3, 1995 by and between Ameritech and Reseller.

          "Residential Line" means an access line which

          (a)  does not qualify as a Business Line;

          (b) is used primarily and substantially for social or domestic purposes; and

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            (c)  is located in a residence, or, in the case of a combined business and residence premises, is located in a bona fide residential quarters of such premises and a separate Business Line is located in the business quarters of the same premises.

            "Telecommunications Act" means the Telecommunications Act of 1996 and any rules and regulations promulgated thereunder.

     1.2.   Interpretation and Construction.  The definitions in Section 1.1
            -------------------------------
            shall apply equally to both the singular and plural forms of the terms defined. All references to Sections, Exhibits and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Sections are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require, any reference to any agreement, other instrument (including Ameritech or other third party offerings, guides and practices), statute, regulation, rule or tariff is to such agreement, instrument, statute, regulation, rule or tariff as amended and supplemented from time to time (and, in the case of a statute, regulation, rule or tariff, to any successor provision).

2.0  PROVISION OF SERVICE AND VOLUME COMMITMENT

     2.1. Reseller hereby purchases from Ameritech for resale to its Customers in the Territory the local exchange telecommunications services set forth on Schedule 2.1(a) at the rates set opposite each such local exchange telecommunications service (such services collectively referred to herein as the "Service"). Ameritech's Resale Local Exchange Service tariff will describe the Services which Reseller may purchase pursuant to this Agreement. Subject to Section 2.2, Reseller agrees to order and utilize during the Service Term a minimum annual volume of 100,000 Business Lines and a minimum annual volume of 10,000 Residential Lines (respectively, "Volume Commitment"), at the rates set forth on Schedule 2.1(a).

     2.2. In addition to the rates set forth on Schedule 2.1(a), Reseller shall pay Ameritech for any additional charges or fees incident to the establishment or provision of the Service, including, without limitation, channel charges, initial non-recurring charges and construction charges, where applicable.

     2.2. Reseller shall have a period of eighteen (18) months ( the "Ramp Up Period") beginning ninety (90) days from the Service Start Date (as defined below) in which to market and resell the Service to its

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            Customers. During the Ramp Up Period, Reseller shall not be subject to any underutilization penalties provided in Section 4.2 for failure to meet its Volume Commitment for Business Lines or Residential Lines.

     2.4. Subject to the next sentence, Service shall commence (the "Service Start Date") upon the earlier of (i) thirty (30) days after the approval of this Agreement by the Commission or (ii) the approval by the Commission of Ameritech's Resale Local Exchange Service tariffs. Notwithstanding the foregoing, the Service Start Date may not be earlier than October 1, 1996 or, if later than October 1, 1996, the date on which Reseller obtains the appropriate certification from the Commission as a reseller or as a local exchange carrier in the Territory, which certification Reseller agrees to use its best efforts to obtain at the earliest possible date. The initial term of this Agreement shall be ten (10) years (the "Service Term") which shall begin on the Service Start Date.

            Unless an Extension Term is elected by Reseller pursuant to Section 5.3, this Agreement shall be automatically renewed after the Service Term and shall continue in full force and effect until terminated in writing by either party ninety (90) days in advance of the expiration of the Service Term. Subsequent to the Service Term, this Agreement may be terminated by either party with ninety (90) days written notice. If an Extension Term is elected, this Agreement shall terminate at the expiration of the Extension Term.

     2.5. The terms and conditions relating to the rights and obligations of the Parties regarding the provision of Service shall be as prescribed by this Agreement, any applicable tariff reference herein and Commission rules, regulations and orders. In the event of a conflict or discrepancy between the provisions of this Agreement and the provisions of such tariffs, rules, regulations and orders, the provisions of such tariff rules, regulations and orders shall govern. If the tariff revisions that implement Ameritech's Resale Local Exchange Service to Reseller are suspended for more than six
            (6) months or are rejected, or if the terms of this Agreement or the terms of the Resale Local Exchange Service tariff are altered in any material adverse manner, then either party may elect to terminate this Agreement without liability on thirty (30) days' written notice given not later than sixty (60) days after the event giving rise to the termination right.

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3.0  IMPLEMENTATION AND FORECASTS

     3.1. Following execution of this Agreement, the parties shall jointly agree on an implementation plan ("Implementation Plan") for the Service. The Implementation Plan shall address, inter alia,
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            procedures for electronic service ordering, provisioning, billing processes, trouble administration and repair, access to Customer service records with proper authorization, other electronic interfaces, marketing support and such other matters as the Parties may agree. Notwithstanding the foregoing, the Implementation Plan as agreed upon by the Parties shall be consistent with and subject to any applicable provision of this Agreement. Upon agreement of the Parties on the Implementation Plan, the Implementation Plan and any amendments thereto will be attached hereto as Schedule 3.1 and become part of this Agreement.

     3.2. Reseller acknowledges that Ameritech has provided Reseller with certain interface specifications so that Reseller may establish electronic access with Ameritech as provided in Section 7.1. Reseller agrees that regardless of the date Ameritech disclosed such specifications to Reseller, such specifications shall be deemed Proprietary Information (as defined in Section 21.5.1) of Ameritech and subject to the limitations and restrictions of Section 21.5.

     3.3. On or before August 1, 1996 and thereafter, commencing with the date which is ninety (90) days after the Service Start Date, every ninety
            (90) days during the Service Term, Reseller shall provide Ameritech with a rolling six (6) month forecast of its traffic requirements for the Service in the form and in such detail as reasonably requested by Ameritech. Such forecast will be deemed Proprietary Information and will not limit or alter the terms or availability of Service.

     3.4. Ameritech shall implement Reseller's service orders on a timely basis and within implementation intervals no less promptly than Ameritech implements other service orders for similar items, including retail service orders. If Ameritech fails to implement a service order within such interval and such failure is not caused by a force majeure event as defined in Section 21.4, or some fault of Reseller (which "fault" shall include any delays associated with Reseller notification periods and suspensions of change orders provided for in Ameritech's tariff for Resale Local Exchange Service), then Ameritech will waive any non-recurring charges associated with implementation of the Ameritech service.

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     3.5.   For maintenance and repair services performed on Ameritech's side of the network interface, Ameritech agrees that quality and timeliness of such services will be no less than the services provided to its retail customers. If Ameritech provides support, installation, maintenance and/or repair to any similarly situated customer under more favorable terms and conditions, then Ameritech shall make such terms and conditions available to Reseller.

4.0  FAILURE TO MEET VOLUME COMMITMENT

     4.1. For each twelve (12) month period (each, a "Service Period") following the Ramp Up Period, Ameritech shall measure Reseller's actual in-service Business Lines and Residential Lines at the end of each such Service Period to determine the number of lines utilized during such Service Period ("Actual Usage") for purposes of measuring Reseller's compliance with its Volume Commitment.

     4.2. Subject to Section 5.0, if during any Service Period Reseller fails to attain its Volume Commitment for Residential Lines or Business Lines, Reseller shall pay Ameritech an underutilization penalty (as separately calculated for Residential Lines and Business Lines) calculated as follows:

                   X x Y x 12, where:

                   X = the Average Line Rate of the Business Line or Residential Line, as applicable; and

                   Y = the Volume Commitment less the Actual Usage

            If the final Service Period is less than twelve (12) months, the underutilization penalty shall be calculated on pro rata basis.

5.0  VOLUME COMMITMENT FLEXIBILITY

     5.1. In any Service Period in which Reseller's Actual Usage of either Residential Lines or Business Lines is less than or greater than its applicable Volume Commitment, the amount of the shortfall ("Shortfall Amount") or the excess ("Excess Amount") shall be placed into a pool ("Carryover Pool"), subject to the respective Carryover Pool Caps set forth in Section 5.2. There shall be a separate Carryover Pool for Business Lines and Residential Lines. No more than 100,000 Business Lines 10,000 Residential Lines may be added to the applicable Carryover Pool in any Service Period. Shortfall Amounts shall increase the Carryover Pool and Excess Amounts shall decrease the Carryover Pool. For example, if Reseller's Residential Line Volume Commitment is 100,00 lines

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            and its Actual Usage of Residential Lines for a Service Period is
            75,000 lines, the Residential Line Carryover Pool would be increased by 25,000 lines. If, however, Reseller's Actual Usage of Residential Lines for a Service Period is 125,000 lines, the Residential Line Carryover Pool would be decreased by 25,000 lines.

     5.2. Except as provided in Section 5.4, the number of lines in each Carryover Pool shall not be subject to any underutilization penalty. The number of lines may never exceed 20,000 lines for the Residential Line Carryover Pool or 200,000 lines for the Business Line Carryover Pool (respectively, the "Carryover Pool Cap"). If, however, at the end of any Service Period the Shortfall Amount for such Service Period in either Carryover Pool would have caused the number of lines to exceed the applicable Carryover Pool Cap in such Carryover Pool, Reseller shall pay Ameritech an amount equal to such excess lines above the Carryover Pool Cap multiplied by the applicable Average Line Rate.

     5.3. If the number of lines in each Carryover Pool at the end of the Service Term is zero or less, no payments shall be due from Reseller. If, however, the number of lines in a Carryover Pool at the end of the Service Term is greater than zero, Reseller shall, at its option, either pay Ameritech an amount equal to each line in the Carryover Pool multiplied by the applicable Average Line Rate or shall subscribe on a monthly basis to an equivalent number of lines during a three (3) year period ("Extension Term"); such Extension Term to commence immediately upon the expiration of the Service Term. For example, if the number of Residential Lines in the Residential Line Carryover Pool is 5,000, Reseller could subscribe to 5,000 Residential Lines for one (1) year or, in the alternative, could subscribe to 2,500 Residential Lines for a two (2) year period. The same terms and conditions which apply to the Service Term shall apply to any Extension Term.

     5.4. If at the end of the Extension Term any lines remain in a Carryover Pool, Reseller shall pay Ameritech an amount equal to the number of remaining lines in each Carryover Pool multiplied by the Average Line Rate applicable to that Carryover Pool. Reseller shall not use excess lines in one Carryover Pool to offset its shortfall in another Carryover Pool.

6.0  RESPONSIBILITIES OF RESELLER

     6.1. Prior to submitting an order under this Agreement, Reseller shall have obtained documentation from the Customer (e.g., written or electronic authorization, tape recorded conversation, password

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            verification, or other method permitted by the Commission or FCC), explicitly authorizing Reseller to provide Service to such Customer ("Documentation Authorization"). Reseller shall retain all Documentation of Authorization on file, which shall be available for inspection by Ameritech at its request during normal business hours.

            If Reseller submits an order under this Agreement, and the applicable Customer notifies Ameritech, within the greater of ninety
            (90) days or two (2) billing cycles of the date Reseller submitted such order, that such Customer did not authorize Reseller to provide Service to such Customer ("Unauthorized Switching"), Reseller shall provide Ameritech with that Customer's Documentation of Authorization within three (3) business days of Ameritech notifying Reseller of such alleged Unauthorized Switching. If Reseller cannot provide the Documentation of Authorization within three (3) business days, Reseller shall within three (3) business days thereafter:

            (1) notify Ameritech to change the Customer back to the carrier that provided resale local exchange telecommunications services to such Customer before the change to Reseller was made, and

            (2) provide to the original carrier any Customer information and billing records Reseller has obtained relating to such Customer, and

            (3) notify the Customer and Ameritech that the change to the original carrier has been made, and

            (4) pay Ameritech per line to compensate Ameritech for switching the Customer back to the original carrier.

     6.2. Ameritech may change its Customer's or Reseller's Customer's Primary Local Exchange Company ("PLEC") only upon - notification from such Customer enrolled in such a program that it wishes to change its PLEC.

     6.3. When Ameritech receives an order for Service from Reseller for Reseller's Customer, and Ameritech currently provides resale local exchange telecommunications services to another carrier ("Carrier of Record") for the same Customer, Ameritech shall notify such Carrier of Record of such order coincident with processing the order. It shall then be the responsibility of the Carrier of Record and Reseller to resolve any issues related to that Customer. Reseller agrees to indemnify and hold Ameritech harmless against any and all Losses that may result from Ameritech acting under this Section 6.3.

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     6.4.   Reseller shall be responsible for providing to its Customers and to
            Ameritech a telephone number or numbers that Reseller's Customers can use to contact Reseller in the event of Service or repair requests. If Reseller's Customers contact Ameritech with regard to such requests, Ameritech shall inform such Customers that they should call Reseller and may provide Reseller's contact number to such Customers. Reseller may enter into a contractual arrangement with Ameritech for the transfer to Reseller of calls placed by Reseller's Customers for Service or repair requests.

     6.5. Reseller shall provide Ameritech with accurate and complete information regarding Reseller's Customers in a method reasonably prescribed by Ameritech, so that Ameritech may keep its Emergency Telephone Number Service database updated.

     6.6. In addition to its indemnity obligations under Section 12.3, Reseller shall provide, in its tariffs and contracts with its Customers that relate to any Service provided or contemplated under this Agreement, that in no case shall such Reseller or any of its agents, contractors or others retained by such parties be liable to any Customer or third party for (i) any Loss relating to or arising out of this Agreement, whether in contract or tort, that exceeds the amount such Reseller would have charged the applicable Customer for the Service(s) that gave rise to such Loss, and (ii) any Consequential Damages (as defined in Section 13.6 below).

     6.7. Reseller is solely responsible for the Service it provides to its Customers and to other telecommunications carriers.

     6.8. Prior to the Service Start Date, Reseller shall have received and communicated to Ameritech its Carrier Identification Code and its Access Carrier Name Abbreviation or Interxchange Access Customer Code.

     6.9. Reseller shall enter into Ameritech's standard Electronic Data Interchange Trading Partner Agreement.

     6.10. Reseller is solely responsible for the payment of charges for all Services furnished pursuant this Agreement including, but not limited to, calls originated or accepted at its and its Customers' service locations.

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     6.11.  If Reseller ceases to resell the Service to its Customers and fails to make arrangements for the continuation of such Service, Reseller shall provide an option to its Customers to select an alternate carrier to provide resale local exchange telecommunications services to such Customers.

7.0  RESPONSIBILITIES OF AMERITECH

     7.1. Ameritech shall provide Reseller with electronic access to (a) allow Reseller to place service orders with Ameritech; (b) allow Reseller to receive phone number assignments from Ameritech; (c) allow Ameritech to transmit information necessary for Reseller to bill its Customers; and (d) allow Reseller to inform Ameritech of cases of trouble.

     7.2. Ameritech shall provide access to the following services where Ameritech is the underlying 911 service provider.

            7.2.1. Universal Emergency Number Service (911), is a telephone exchange communication service whereby a Public Safety Answering Point ("PSAP") designated by the governmental body may receive telephone calls dialed to the telephone number
                    911. Universal Emergency Number Service (911) includes lines and equipment necessary for answering, transferring and dispatching public emergency telephone calls originated by persons within the telephone central office areas arranged for 911 calling.

            7.2.2. Basic 911 service provides for routing all 911 calls originated by telephone having telephone numbers beginning with a given central office prefix code or codes to a single PSAP equipped to receive those calls. Both Reseller and its Customers purchasing Service under this Agreement are not charged for calls to the 911 number except as provided in any applicable tariff or pursuant to any applicable law.

            7.2.3. Enhanced 911 ("E911") service provides additional features such as selective routing of 911 calls to a specific PSAP which is selected from the various PSAP's serving Customers within that central office area. Both Reseller and its Customers purchasing Service under this Agreement are not charged for calls to the 911 number except as provided in any applicable tariff or pursuant to any applicable law.

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     7.3    Ameritech shall provide Reseller with information related to the use of the services suitable for Reseller's use in its marketing and promotional material. Ameritech shall also make available to Reseller's personnel, at then prevailing prices, training related to the use and operation the services.

     7.4. Ameritech shall provide Reseller credit allowances for service interruptions in accordance with P.U.C.O. No. 20, Part 2, Section 2.

8.0  BILLING

     8.1. Ameritech shall provide Reseller a specific Daily Usage File ("DUF") for Service provided hereunder. The DUF shall include specific daily usage for each individual Service and shall include sufficient detail to enable Reseller to bill its Customers. No other detailed billing shall be provided by Ameritech to Reseller.

     8.2. Interexchange call detail forwarded to Ameritech for billing, which would otherwise be processed by Ameritech, shall be passed through and separately identified on a per resold line basis. Ameritech shall not bill Reseller's Customers for pass-through billing. Billing for 900 and 976 calls or other pay-per-call services will also be passed through. If Reseller does not wish to be responsible for 900 and 976 calls, it must order blocking for resold lines.

     8.3. Reseller shall be responsible for providing all billing information to its Customers who purchase Service from Reseller.

     8.4. The Parties may agree on other billing and collection services to be provided by Ameritech to Reseller on a contract basis. The terms and conditions under which these services are provided will be defined in a separate billing and collection agreement.

     8.5. Ameritech shall not charge Reseller the applicable rate for Service Ameritech provided to Reseller in this Agreement, for which, and only to the extent that:

            (1) Ameritech did not provide Reseller billing information required to bill its Customers as provided in this Section 8.0; and

            (2) Such failure to provide billing information was not caused in part or in whole, by actions of Reseller or any third party; and

            (3) Neither Reseller nor Ameritech can provide the billing information within one year by another method that will enable Reseller to bill its Customers.

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9.0  USE OF SERVICE

     9.1. Service shall not be used for any purpose in violation of law. Reseller, and not Ameritech, shall be responsible to ensure that its and its Customers' use of the Service complies at all times with all applicable laws. Ameritech may refuse to furnish Service to Reseller or may disconnect the Service of Reseller or, as appropriate, the Reseller's Customer, when:

            (1) An order is issued by a court, the Commission or any other duly authorized agency, finding that probable cause exists to believe that the use made or to be made of the Service is prohibited by law, or

            (2) Ameritech is notified in writing by a law enforcement agency acting within its jurisdiction that any facility furnished by Ameritech is being used or will be used for the purpose of transmitting or receiving gambling information in interstate or foreign commerce in violation of law.

            Termination of Service shall take place after reasonable notice is provided to Reseller, or as ordered by a court.

            If communications facilities have been physically disconnected by law enforcement officials at the premises where located, and if there is not presented to Ameritech the written finding of a judge, then upon written request of Reseller, and agreement to pay restoral of Service charges and other applicable charges, Ameritech shall promptly restore such Service.

     9.2. Service shall not be used for the purpose of solicitation by recorded message when such solicitation occurs as a result of unrequested calls initiated by the solicitor by means of automatic dialing devices. Such devices, with storage capability of numbers to be called or a random or sequential number generator that produces numbers to be called and having the capability, working alone or in conjunction with other equipment, or disseminating a prerecorded message to the number called and which are calling party or called party controlled, are expressly prohibited.

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     9.3.   Service shall not be used in any manner that interferes with other persons in the use of their Service, prevents other persons from using their Service, or otherwise impairs the quality of Service to other carriers or Ameritech's Customers.

     9.4. If Reseller's use of Service interferes unreasonably with the Service of other carriers or their customers or of Reseller or Ameritech's Customers, Reseller shall be required to take Service in sufficient quantity or of a different class or grade.

     9.5. The determination as to whether Service provided under this Agreement should be classified as a Business Line or Residential Line shall be based on the character of the use to be made of the Service by Reseller's Customer.

10.0 PAYMENTS; TAXES AND AUDITS

     10.1. Reseller shall pay Ameritech amounts due under this Agreement as set forth in the applicable invoice and in the manner agreed upon by the Parties in the Implementation Plan.

     10.2. Reseller shall furnish Ameritech a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale exemption. Failure to timely provide said resale certificate will result in no exemption being available to Reseller in which case Reseller shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges levied against or upon such Reseller for the provision of Service as contemplated by this Agreement.

     10.3. If any portion of an amount due to Ameritech under this Agreement is subject to a bona fide dispute between the Parties, Reseller shall within forty-five (45) days of its receipt of the invoice containing such disputed amount give notice to Ameritech of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. Reseller shall pay when due (i) all undisputed amounts to Ameritech and (ii) all Disputed Amounts into an interest bearing escrow account with a third party escrow agent mutually agreed upon by the Parties. If the Parties are unable to resolve issues related to the Disputed Amounts within thirty (30) days after Ameritech's receipt of notice of the Disputed Amounts, then either Party may file a compliant with the Commission to resolve

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            such issues. The Commission may direct release of any or all funds
            (including any accrued interest) in the escrow account, plus applicable late fees, to be paid to either Party.

     10.4. Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of (i) one and one-half percent (1-1/2%) per month or (ii) the highest rate of interest that may be charged under applicable law.

     10.5. If Reseller fails to pay any undisputed amounts within five (5) days of receiving demand from Ameritech for payment of undisputed amounts which are due, Reseller shall, at its sole expense, within five (5) business days after such demand notify its Customers that their Service may be disconnected for Reseller's failure to pay such undisputed amounts, and that such Customers shall select a new carrier to provide resale local exchange telecommunications services. If Reseller fails to provide such notification or any of Reseller's Customers fail to select a new carrier within the applicable time period, Ameritech shall provide local telecommunications exchange services to Reseller's Customers at then current tariff rates except that otherwise applicable service establishment charges will not apply to Reseller's Customer, but instead will be assessed to and payable by Reseller. Ameritech may discontinue Service to Reseller upon Reseller's failure to pay undisputed amounts as provided in this Section 10.5, and shall have no liability to Reseller or Reseller's Customers in the event of such disconnection.

     10.6. Ameritech may perform no more than twice per calendar year an audit of Reseller's Customer records or other records and documentation to determine Reseller's proper classification of access lines as either a Business Line or Residential Line. Subject to the penultimate sentence of this Section 10.6, Ameritech shall bear the expense of any audit it requests. Such audit may be conducted by the internal auditing staff of Ameritech or by an independent auditor acceptable to both Parties and shall be conducted on Reseller's premises during normal business hours. If the audit confirms any instances of misclassification of Service resulting in an undercharge of at least $5,000 in the aggregate, then Reseller shall (i) immediately compensate Ameritech at the proper rate for all such misclassified Service, together with interest at the rate specified in Section
            10.4 from the date of such misclassification and (ii) reimburse Ameritech for the cost of the audit. Reseller shall maintain Customer records relevant to the subject matter of this Agreement for a period of not less than eighteen (18) months.

                                      14
                                 CONFIDENTIAL

10.0 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

     EXCEPT AS EXPRESSLY PROVIDED HEREIN, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICE CONTEMPLATED BY THIS AGREEMENT, AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

12.0 INDEMNIFICATION

     12.1. Each Party shall be responsible only for the services and facilities (including Service provided by Reseller and other telecommunications services provided by Ameritech) which are provided by that Party, its authorized agents, subcontractors, or others retained by such parties, and neither Party shall bear any responsibility of the services and facilities provided by the other Party, its agents, subcontractors, or others retained by such parties.

     12.2. Except as otherwise provided in Sections 6.3, 12.3, 12.4 and 21.2, and to the extent not prohibited by law and not otherwise controlled by applicable tariff, each Party (the "Indemnifying Party") shall defend and indemnify the other Party (the "Indemnified Party") and hold such Indemnified Party harmless against any Loss to a third party arising out of the negligence or willful misconduct by such Indemnifying Party, its agents, its Customers, contractors, or others retained by such parties, in connection with its provision of Service under this Agreement.

     12.3. In the case of any Loss alleged or made by a Customer of either Party, the Party ("Indemnifying Party") whose Customer is the source of such Loss shall defend and indemnify the other Party (the "Indemnified Party") and hold such Indemnified Party harmless against any or all of such Loss alleged by each and every Customer.

     12.4. Reseller shall defend and indemnify Ameritech and hold Ameritech harmless against any Loss which may arise from or in connection with the Service offered under this Agreement, including, without limitation:

            (1) Claims for libel, slander, invasion of privacy, or infringement of copyright arising from the Reseller's own communications or the communications of Reseller's Customers;

            (2) Claims for patent, trademark, copyright infringement or other infringement of intellectual property rights, arising from Reseller's combination or use of the Service;

          (3) Except for claims caused primarily by the negligence or wilfull misconduct of Ameritech, claims for injuries to persons or from property damage or any other damage in connection with the Service or any other service provided by Ameritech,

          (4) Except for claims caused primarily by the negligence or wilfull misconduct of Ameritech, claims for interruption of or deficiencies, failures or errors in the Service and any consequences thereof and claims arising from mistakes in or omissions of directory listings.

12.5. Ameritech shall not be responsible for the manner in which the use of Service, or the associated charges are allocated to others by Reseller in reselling the Service. All applicable rates and charges for the Service shall be billed to and be the responsibility of Reseller.

12.6. The Indemnifying Party agrees to defend any suit brought against the Indemnified Party for any Loss identified in this Section 12.0. The Indemnified Party agrees to notify the Indemnifying Party promptly, in writing, of any written claims, lawsuits, or demand for which such Indemnifying Party is or may be responsible and of which the Indemnified Party has knowledge and to cooperate in every reasonable way to facilitate defense or settlement of claims. The Indemnifying Party shall have the exclusive right to control and conduct the defense and settlement of any such actions or claims subject to consultation with the Indemnified Party. The Indemnifying Party shall not be liable for any settlement by the Indemnified Party unless such Indemnifying Party has approved such settlement in advance and agrees to be bound by the agreement incorporating such settlement.

12.7. Without limiting the generality of the foregoing, to the extent that any services are performed in the State of Ohio each party hereby waives any immunity from its obligations to defend, indemnify and hold harmless the other party, its corporate affiliates, their officers, employees and agents against and from claims by employees of each party, which immunity would otherwise arise by operation of Ohio Revised Code (S)(S)4123.74 and 4123.41 and Section 35, Article II, Ohio Constitution or any other statute or constitutional provision.

                                      16
                                 CONFIDENTIAL

13.0 LIMITATION OF LIABILITY

     13.1. Except as otherwise provided in Section 12.0, no Party shall be liable to the other Party for any Loss, defect or equipment failure caused by the conduct of the other Party, the other Party's agents, servants, contractors or others acting in aid or in concert with the other Party.

     13.2. Except for Losses alleged or made by a Customer of either Party, in the case of any Loss arising from the negligence or willful misconduct of both Parties, each Party shall bear, and its obligations under this Section 13.0 shall be limited to, that portion (as mutually agreed to by the Parties) of the resulting expense caused by its (including that of its agents, servants, contractors or others acting in aid or concert with it) negligence or willful misconduct.

     13.3. Except for indemnity obligations under Sections 12.2 and 12.4. each Party's liability to the other for any Loss relating to or arising out of any negligent act or omission in its performance of this Agreement, whether in contract or in tort, shall be limited to the total amount that is or would have been charged to the other Party by such negligent or breaching Party for the service(s) or function(s) not performed or improperly performed.

     13.4. Ameritech shall be responsible for the Service or facilities that it provides and shall not be responsible for Reseller's or Reseller's Customer's integration of service components. Such liability shall not exceed an amount equal to the proportionate charge for the Service or facilities provided for the period during which the Service was affected. No other liability whatsoever shall attach to Ameritech.

     13.5. Ameritech shall not be responsible for mistakes that appear in Ameritech's listings, 911 and information databases, or for incorrect referrals of Customers to Reseller for or any ongoing Reseller Service, sales or repair inquiries.

     13.6. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY WHATSOEVER TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF ANTICIPATED PROFITS OR REVENUE OR OTHER ECONOMIC LOSS IN CONNECTION WITH OR ARISING FROM ANYTHING SAID, OMITTED OR DONE HEREUNDER. (COLLECTIVELY, "CONSEQUENTIAL DAMAGES"), EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, THAT THE
                                                             --------
            FOREGOING SHALL NOT LIMIT A PARTY'S OBLIGATION UNDER SECTION 12.0 TO INDEMNIFY, DEFEND AND HOLD THE OTHER PARTY HARMLESS AGAINST ANY AMOUNTS PAYABLE TO A THIRD PARTY, INCLUDING ANY LOSSES, COSTS, FINES, PENALTIES, CRIMINAL OR CIVIL JUDGMENTS OF SETTLEMENTS,

                                      17

              EXPENSES (INCLUDING ATTORNEYS' FEES) AND CONSEQUENTIAL DAMAGES OF SUCH THIRD PARTY.

14.0  TERMINATION

      14.1 Ameritech shall have the right to terminate this Agreement prior to the Service Start Date if Reseller has not obtained within ninety (90) days after execution of this Agreement certification from the Commission as a reseller or local exchange carrier within the Territory. Termination shall be effective upon Reseller's receipt of written notice thereof.

      14.2. If Reseller terminates this Agreement prior to the Service Start Date, or if Ameritech terminates this Agreement pursuant to
              Section 14.1, Reseller shall reimburse Ameritech for direct, out-of-pocket costs incurred by Ameritech on behalf of Reseller until the date of cancellation.

      14.3. If reseller terminates this Agreement prior to the end of the Service Term, for any reason other than for cause, Reseller shall pay Ameritech an amount equal to

      14.4. Either Party may terminate this Agreement in the event that the other Party (i) fails to pay any amount when due hereunder (excluding Disputed Amounts pursuant to Section 10.4) and fails to cure such nonpayment within thirty (30) days after receipt of written notice thereof; or (ii) fails to perform any other material obligation required

                                      18
                                 CONFIDENTIAL
            to be performed by it pursuant to this Agreement and fails to cure such material nonperformance within fifteen (15) days after written notice thereof.

     14.5. Upon termination of expiration of this Agreement in accordance with this Section 14.4:

            a) each Party shall comply immediately with its obligations set forth in Section 21.5.3; and

            b) each Party shall promptly pay all amounts (including any late payment charges) owed under this Agreement.

     14.6. No remedy set forth in this Agreement is intended to be exclusive and each and every remedy shall be cumulative and in addition to any other rights or remedies now or hereafter existing under applicable law or otherwise.


15.0  REGULATORY APPROVAL

      The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC. The Parties covenant and agree that the Agreement is satisfactory to them as an agreement under Section 251 of the Telecommunications Act. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Telecommunications Act without modification. In the event the Commission rejects any portion of this Agreement, the Parties agree to meet and negotiate in good faith to arrive at mutually acceptable modification of the rejected Agreement.

16.0  BRANDING

      16.1. Reseller shall not, without Ameritech's written authorization, offer Service under any of the brand names of Ameritech or any of its affiliates, nor may Reseller state or imply that there is any joint business association or an similar arrangement with Ameritech in the provision of Service to Reseller's Customers. Ameritech may brand local exchange telecommunications services with its own brand name but will not provide for Reseller branding of the Service.

      16.2. Reseller may brand the Service with its own brand name. Branding for Directory Assistance (555-XXXX) is provided at rates and on terms contained in separate contracts between Ameritech and Reseller.

17.0  RATE CHANGES

      17.1 In consideration of Reseller agreeing to the maximum Volume Commitment and Service Term commitment currently available, if Ameritech sells the same service at a lower rate to a similarly situated customer (i.e., a Reseller making a term and/or volume commitment), then Ameritech shall make such lower rate available to Reseller. Ameritech shall notify Reseller within forty-five (45) days of such lower rates becoming available. This provison shall apply regardless of whether the Service is offered under tariff or contract.

      17.1. Upon reasonable notice provided by either party, and in consideration of Reseller agreeing to the maximum Service Term and Volume Commitment currently available, Ameritech and Reseller shall meet to review any unforseen material changes in the competitive circumstances in the industry, including the competitiveness of the rates herein, and shall negotiate concerning any changes that may be necessary to the rates for any services in this Agreement. In the event that any component of Ameritech's averaged discounted retail rates for the services contained in this Agreement as computed in Schedule 2.1(a), are reduced below the rates in Ameritech's Resale Local Exchange Service Tariff during the term of this Agreement, then Ameritech and Reseller shall re-evaluate and revise the rates as applicable for services in this Agreement. Any changes agreed upon shall not become effective until any applicable regulatory filing requirements are met.

      17.3 In the event Reseller converts to a new Ameritech service that utilizes a change in technology to provide the same service to Reseller with fewer business access lines, and as a result of this conversion Reseller fails to achieve the Volume Commitment for that twelve (12) month period, Reseller's Volume Commitment for that twelve (12) month period and for each twelve (12) month period remaining in the Service Term shall be reduced by an amount equal to the estimated amount of reduced access lines associated with the service conversion each year.

18.0  NEW SERVICES

      If Ameritech adds any additional services to its resale local exchange telecommunications services offering during the Service Term, and if those services have a volume or term discount, those services shall be made available to Reseller at the rate which corresponds to Reseller's Service Term and Volume Commitment.

                                      20
                                 CONFIDENTIAL

19.0.  PUBLICITY

       Except as otherwise provided in this Agreement, Reseller shall not use any of the trademarks, trade names, service marks or other proprietary marks of Ameritech or its affiliates in any advertising, press releases, publicity matters or other promotional materials without Ameritech's prior written consent. Ameritech and Reseller shall jointly develop a press release publicizing their relationship under this Agreement, subject to both (1) the existing terms of the Nondisclosure Agreement and
       (2) mutually agreed upon language and media.

20.0   NON-SEVERABILITY

       20.1. The terms and conditions of this Agreement were mutually negotiated by the Parties as a total arrangement and are intended to be non-severable. Neither Party may elect to take any portion of this Agreement, or any associated Service, function or information, free of the balance of the terms of this Agreement.

       20.2. Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of federal or state law, or any regulations or orders adopted pursuant to such law.

21.0   MISCELLANEOUS

       21.1   Compliance. Each Party shall comply with all applicable federal,
              ----------
              state, and local laws, rules, and regulations applicable to its performance under this Agreement.

       21.2.  Compliance with the Communications Law Enforcement Act of 1994
              --------------------------------------------------------------
              ("CALEA"). Each Party represents and warrants that any equipment,
              ---------
              facilities or Service provided to the other Party under this Agreement comply with CALEA. Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such non-compliance and shall at the non-complaint Party's sole cost and expense, modify or replace any equipment, facilities or Service provided to the other Party under this Agreement to ensure that such equipment, facilities and Service fully comply with CALEA.

       21.3.  Independent Contractor. Ameritech shall provide the Service
              ----------------------
              hereunder as an independent contractor and nothing herein shall be construed as creating any other relationship between the Parties. Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to their employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

     21.4.  Force Majeure. Neither Party shall be liable for any delay or
            -------------
            failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, or terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers.

     21.5.  Confidentiality.
            ---------------

            21.5.1. Any information such as specifications, drawings, sketches, interface specifications, business information, forecasts, models, samples, data, computer programs and other software and documentation of one Party (a "Disclosing Party") that is furnished or made available or otherwise disclosed to the other Party or any of its employees, contractors, agents or affiliates (its "Representatives" and with a Party, a "Receiving Party") pursuant to this Agreement ("Proprietary Information") shall be deemed the property of the Disclosing Party. Proprietary Information, if written, shall be marked "Confidential" or "Proprietary" or by other similar notice, and, if oral or visual, shall be confirmed in writing as confidential by the Disclosing Party to the Receiving Party within ten (10) days after disclosure. Unless Proprietary Information was previously known by the Receiving Party free of any obligation to keep it confidential, or has been or is subsequently made public by an act not attributable to the Receiving Party, or is explicitly agreed in writing not to be regarded as confidential, it (a) shall be held in confidence by each Receiving Party; (b) shall be disclosed to only those Representatives who have a need for it in connection with this Agreement and shall be used only for such purposes; and (c) may be used for other purposes only upon such terms and conditions as may be mutually agreed to in advance of use in writing by the Parties. Notwithstanding the foregoing sentence, a Receiving Party shall be entitled to disclose or provide Proprietary Information as

                                      22
                                 CONFIDENTIAL
                         required by any governmental authority or applicable law only in accordance with Section 21.5.2.

            21.5.2. If any Receiving Party is required by any governmental authority or required by applicable law to disclose any Proprietary Information, then such Receiving Party shall provide the Disclosing Party with written notice of such request or requirement as soon as possible and prior to such disclosure. The Disclosing Party may then either seek appropriate protective relief from all or part of such request or requirement or, if it fails to successfully do so, it shall be deemed to have waived the Receiving Party's compliance with Section 21.5 with respect to all or part of such request or requirement. The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to obtain.

            21.5.3. In the event of the termination of this Agreement for any reason whatsoever, each Party shall return to the other Party or destroy all Proprietary Information and other documents, work papers and other material (including all copies thereof) obtained from the other Party in connection with this Agreement and shall use all reasonable efforts, including instructing its employees and others who have had access to such information, to keep confidential and not to use any such information, unless such information is now, or is hereafter disclosed, through no act, omission or fault of such Party, in any manner making it available to the general public.

     21.6.  Governing Law. For all claims under this Agreement that are based
            -------------
            upon issues within the jurisdiction (primary or otherwise) of the FCC, the exclusive jurisdiction for all such claims shall be with the FCC, and the exclusive remedy for such claims shall be as provided for by the FCC. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the Commission, the exclusive jurisdiction for all such claims shall be with such Commission, and the exclusive remedy for such claims shall be as provided for by such Commission. In all other respects, this Agreement shall be governed by the domestic laws of the state of Illinois without reference to conflict of law provisions.

     21.7.  Non-Assignment. Neither Party may assign (whether by operation of
            --------------
            law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other; provided that each Party may assign this Agreement to a corporate affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets upon written notice. Any attempted assignment that is not permitted is void ab
                                                                           --
            initio. Without limiting the generality of the foregoing, this
            ------
            Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns. In the event that Reseller acquires an interest of more than 50% in an entity that is a party to a similar resale agreement with Ameritech ("Acquisition Entity"), then upon the request of Reseller and the Acquisition Entity, Ameritech agrees to terminate without liability the resale agreement with the Acquisition Entity in order for the Acquisition Entity and its Customers to take service under this Agreement.


     21.8.  Non-Waiver. Failure of either Party to insist on performance of any
            ----------
            term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege.

     21.9.  Notices. Notices given by one Party to the other Party under this
            -------
            Agreement shall be in writing and shall be (a) delivered personally,
            (b) delivered by express delivery service, (c) mailed, certified mail or first class U.S. mail postage prepaid, return receipt requested or (d) delivered by telecopy to the following addresses of the Parties:

            To Reseller:

            USN Communications, Inc.
            10 South Riverside Plaza; Suite 401
            Chicago, Illinois 60606
            Attn: President
            Facsimile:  312-906-3636

            With a copy to:

            USN Communications, Inc.
            10 South Riverside Plaza; Suite 401
            Chicago, Illinois 60606
            Attn: General Counsel


                                      24
                                 CONFIDENTIAL

             To Ameritech:

             Ameritech Information Industry Services
             350 North Orleans, Floor 3
             Chicago, IL 60654
             Attn.: Vice President - Network Providers
             Facsimile:

             with a copy to:

             Ameritech Information Industry Services
             350 North Orleans, Floor 3
             Chicago, IL 60654
             Attn.: Vice President and General Counsel
             Facsimile: (312) 595-1504

             or to such other address as either Party shall designate by proper notice. Notices will be deemed given as of the earlier of (i) the date of actual receipt, (ii) the next business day when notice is sent via express mail or personal delivery, (iii) three (3) days after mailing in the case of first class or certified U.S. mail or
             (iv) on the date set forth on the confirmation in the case of telecopy.

     21.10.  Survival. The Parties' obligations under this Agreement which by
             --------
             their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement, including without limitation, Sections 4.0, 5.0, 6.10, 10.1, 10.3, 10.4, 10.5, 12.0, 13.0, 14.0,
             21.5 and 21.13.

     21.11.  Joint Work Product. This Agreement is the joint work product of the
             ------------------
             Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

     21.12.  No Third Party Beneficiaries: Disclaimer of Agency. This Agreement
             --------------------------------------------------
             is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this

              Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

      21.13.  No License; Affirmation of Proprietary Rights.  No license under
              ---------------------------------------------
              patents, copyrights or any other intellectual property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement. Ameritech owns all right, title and interest in and to all Proprietary Information disclosed, furnished or made available to Reseller by Ameritech hereunder as well as all patents, copyrights, trade secrets, proprietary rights and the applications therefor and registrations thereof. Reseller acknowledges that it shall not acquire, and agrees not to assert, any proprietary or intellectual property rights in any Proprietary Information disclosed, furnished or made available to Reseller by Ameritech hereunder or any enhancement, improvement, revision, derivative work, extension, update or modification to any such Proprietary Information or any aspect thereof, whether undertaken by Reseller individually or jointly with Ameritech.

      21.14.  Technology Upgrades.  Nothing in this Agreement shall limit
              -------------------
              Ameritech's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. Ameritech shall provide Reseller written notice and all necessary interface specifications at least ninety (90) days prior to the incorporation of any such upgrades in Ameritech's network which will materially impact Reseller's provision of Service. Reseller shall be solely responsible for the cost and effort of accommodating such changes in its own network.

      21.15.  Entire Agreement.  The terms contained in this Agreement and any
              ----------------
              Schedules, Exhibits, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written, other than the Nondisclosure Agreement. Notwithstanding the Nondisclosure Agreement and except as otherwise provided herein, the provisions of this Agreement (and not the Nondisclosure Agreement) shall apply to the treatment, disclosure and use following the date of this Agreement of all Proprietary Information which is communicated to a Receiving Party on or after the date of this Agreement. Neither Party shall be bound by any pre-printed terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgements, invoices or other

                                      26
                                 CONFIDENTIAL
              communications. This Agreement may only be modified by a writing signed by an officer of each Party.

     IN WITNESS WHEREOF, this Agreement has been executed by the Parties set forth below.

U.S. Network Corporation           Ameritech Information Industry Services,
                                   a division of Ameritech Services, Inc., on behalf of Ameritech Ohio


By: /s/ J. Thomas Elliot           By: /s/ Gregory J. Dunny
   ----------------------------       ----------------------------

Name: J. THOMAS ELLIOT             Name: GREGORY J. DUNNY
     --------------------------         --------------------------

Title:  PRESIDENT                  Title: V.P. Marketing/Sales
      -------------------------          -------------------------

Date: May 21, 1996                 Date: May 21, 1996
     --------------------------         --------------------------

                                SCHEDULE 2.1(A)

                               Service and Rates
                               -----------------

                                      28
                                 CONFIDENTIAL

PRIVILIGED AND CONFIDENTIAL       U.S. NETWORK                 SCHEDULE 2.1(A)

--------------------------------------------------------------------------------

               Product                            Product USOCs    Resale Price
--------------------------------------------------------------------------------
CONSUMER SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACCESS BUCKET
--------------------------------------------------------------------------------
1.1
--------------------------------------------------------------------------------
Individual
--------------------------------------------------------------------------------
     Network Access Lines - Area B (NAL)              NALDB           $ 4.220
--------------------------------------------------------------------------------
     Network Access Lines - Area B (COT)              NALDB           $ 2.590
--------------------------------------------------------------------------------
     Network Access Lines - Area B (EUCL)             NALDB           $ 3.500
--------------------------------------------------------------------------------
               Sub-Total                                              $10.310
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Network Access Lines - Area C (NAL)              NALDC           $ 4.220
--------------------------------------------------------------------------------
     Network Access Lines - Area C (COT)              NALDC           $ 2.590
--------------------------------------------------------------------------------
     Network Access Lines - Area C (EUCL)             NALDC           $ 3.500
--------------------------------------------------------------------------------
               Sub-Total                                              $10.310
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Network Access Lines - Area D (NAL)              NALDD           $ 4.220
--------------------------------------------------------------------------------
     Network Access Lines - Area D (COT)              NALDD           $ 2.590
--------------------------------------------------------------------------------
     Network Access Lines - Area D (EUCL)             NALDD           $ 3.500
--------------------------------------------------------------------------------
               Sub-Total                                              $10.310
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBX
--------------------------------------------------------------------------------
     Network Access PBX Lines - Area B (NAL)          ALPB            $17.950
--------------------------------------------------------------------------------
     Network Access PBX Lines - Area B (COT)          ALPB            $ 5.760
--------------------------------------------------------------------------------
     Network Access PBX Lines - Area B (EUCL)         ALPB            $ 3.500
--------------------------------------------------------------------------------
               Sub-Total                                              $27.210
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Network Access PBX Lines - Area C (NAL)          ALPC            $19.870
--------------------------------------------------------------------------------
     Network Access PBX Lines - Area C (COT)          ALPC            $ 5.760
--------------------------------------------------------------------------------
     Network Access PBX Lines - Area C (EUCL)         ALPC            $ 3.500
--------------------------------------------------------------------------------
               Sub-Total                                              $29.130
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Network Access PBX Lines - Area D (NAL)          ALPD            $19.870
--------------------------------------------------------------------------------
     Network Access PBX Lines - Area D (COT)          ALPD            $ 5.760
--------------------------------------------------------------------------------
     Network Access PBX Lines - Area D (EUCL)         ALPD            $ 3.500
--------------------------------------------------------------------------------
               Sub-Total                                              $29.130
--------------------------------------------------------------------------------
2.1.A.1
--------------------------------------------------------------------------------
NON-RECURRING CHARGES FOR:
--------------------------------------------------------------------------------
LOCAL EXCHANGE SERVICES -ESTBL
--------------------------------------------------------------------------------
Service Order Charge/loc/occ - complex                NSN             $13.570
--------------------------------------------------------------------------------
CO Conn Charge - complex                                              $ 6.340
--------------------------------------------------------------------------------
Line conn Charge/term - complex                                       $ 8.150
--------------------------------------------------------------------------------
Service Order Charge/loc/occ - simple                 ALR             $13.570
--------------------------------------------------------------------------------
CO Conn Charge - simple                               ALR             $ 6,340
--------------------------------------------------------------------------------
Line conn Charge/term - simple                        ALR             $ 8,150
--------------------------------------------------------------------------------
PBX TRUNKS
--------------------------------------------------------------------------------
Service Order Charge/loc/occ - complex                ALP             $18.840
--------------------------------------------------------------------------------
CO Conn Charge - complex                              ALP             $11.150
--------------------------------------------------------------------------------
Line conn Charge/term - complex                       ALP             $ 7.950
--------------------------------------------------------------------------------
FCO SERVICE                                           FCO            $353.530
--------------------------------------------------------------------------------
FX SERVICE                                            FXE            $427.850
--------------------------------------------------------------------------------
Misc. Service or feature/line - simple insti                          $ 8,140
--------------------------------------------------------------------------------

                                                                               1

                                 Confidential

PRIVILEGED AND CONFIDENTIAL             U.S. NETWORK             SCHEDULE 2.1(A)

--------------------------------------------------------------------------------

               Product                         Product USOCs   Resale Price
---------------------------------------------------------------------------
CONSUMER SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
--------------------------------------------------------------------------------
Misc. Service or feature/line - complex instl                    $6.990
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TOTAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOCAL USAGE BUCKET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RES MEASURED RATE LOCAL USAGE
--------------------------------------------------------------------------------
0-10 Mi Initial                                  IMR-0          $0.0286
--------------------------------------------------------------------------------
0-10 Mi Additional                               IMR-0          $0.0069
--------------------------------------------------------------------------------
11-22 Mi Initial                                 IMR-0          $0.0330
--------------------------------------------------------------------------------
11-22 Mi Additional                              IMR-0          $0.0107
--------------------------------------------------------------------------------
23+ Mi Initial                                   IMR-0          $0.0368
--------------------------------------------------------------------------------
23+ Mi Additional                                IMR-0          $0.0135
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOCAL CALLING PLUS
--------------------------------------------------------------------------------
  LCP 0-10 MILES INITIAL                         LCPRS          $0.0282
--------------------------------------------------------------------------------
  LCP 0-10 MILES ADDITIONAL                      LCPRS          $0.0066
--------------------------------------------------------------------------------
  LCP 11-22 MILES INITIAL                        LCPRS          $0.0320
--------------------------------------------------------------------------------
  LCP 11-22 MILES ADDITIONAL                     LCPRS          $0.0100
--------------------------------------------------------------------------------
  LCP 23+ MILES INITIAL                          LCPRS          $0.0359
--------------------------------------------------------------------------------
  LCP 23+ MILES ADDITIONAL                       LCPRS          $0.0134
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINUTE LINE SERVICE
--------------------------------------------------------------------------------
Minute Line (Blended)                            MINLN          $0.0096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MESSAGE RATE
--------------------------------------------------------------------------------
Message per message                              AMURS          $0.0660
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Econo-calling Svc (plus NAL, COT, usage)
--------------------------------------------------------------------------------
 Per message rate                              1ECRES           $0.2070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Operator Surcharges - Local
--------------------------------------------------------------------------------
DIRECTORY ASSISTANCE - LOCAL                     DALOC          $0.2400
--------------------------------------------------------------------------------
DIRECTORY ASSIST-OPER ASSIST LCL             DAOPL          $0.3700
--------------------------------------------------------------------------------
Information Call Completion                      DAICC          $0.2400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Operator Surcharges - Toll
--------------------------------------------------------------------------------
DIRECTORY ASSIST-OPER ASSIST TOL                 DAOPT          $0.3700
--------------------------------------------------------------------------------
DIRECTORY ASSISTANCE - TOLL                      DATOL          $0.2400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               TOTAL LOCAL USAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOCAL RECURRING BUCKET
--------------------------------------------------------------------------------
2.4.A.1
--------------------------------------------------------------------------------
COMMUNITY CALLING SVC
--------------------------------------------------------------------------------
Message rate _ Indv                                             $12.720
--------------------------------------------------------------------------------
Flat Rate - Indv                                                $12.720
--------------------------------------------------------------------------------
Flat Rate - PBX Trunk                                           $12.720
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Confidential                                  2

PRIVILIGED AND CONFIDENTIAL       U.S. NETWORK                   SCHEDULE 2.1(A)

--------------------------------------------------------------------------------

               Product                    Product USOCs        Resale Price
--------------------------------------------------------------------------------
CONSUMER SEGMENT
--------------------------------------------------------------------------------
Ohio Model - BAU
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MESSAGE RATE
--------------------------------------------------------------------------------
Message Fixed Rate                             1MR               $ 2.220
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Message Rate - Mo (Akron, Dayton)             TDXO1              $ 5.580
--------------------------------------------------------------------------------
Message Rate - Mo (Kirkland, Mentor)          TDXO4              $ 9.700
--------------------------------------------------------------------------------
Message Rate - Mo (Painesville)               TDXO7              $12.470
--------------------------------------------------------------------------------
Message Rate - Mo (Xenia, Yellow Springs)     TDXO8              $ 8.190
--------------------------------------------------------------------------------
FLAT RATE
--------------------------------------------------------------------------------
Flat Residence Individual                      1FR               $ 6.840
--------------------------------------------------------------------------------
Flat Residence PBX Trunk                  TFK, TFR, TFT          $ 7.510
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Optional Local Area Service
--------------------------------------------------------------------------------
                                               UPPO4
--------------------------------------------------------------------------------
Flat Rate - Mo (Akron, Dayton)                 TDXO1             $ 7.720
--------------------------------------------------------------------------------
Flat Rate - Mo (Kirkland, Mentor)              TDXO4             $13.480
--------------------------------------------------------------------------------
Flat Rate - Mo (Painesville)                   TDXO7             $18.270
--------------------------------------------------------------------------------
Flat Rate - Mo (Xenia, Yellow Springs)         TDXO8             $12.010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBX TRUNKS MO FLAT RATE
--------------------------------------------------------------------------------
Akron                                                            $ 8.100
--------------------------------------------------------------------------------
Dayton/Met                                                       $ 8.100
--------------------------------------------------------------------------------
Kirkland/Mentor                                                  $14.530
--------------------------------------------------------------------------------
Painesville                                                      $19.780
--------------------------------------------------------------------------------
Xenia                                                            $13.020
--------------------------------------------------------------------------------
Yellow Springs/Clifton                                           $13.020
--------------------------------------------------------------------------------
2.4.C.1
--------------------------------------------------------------------------------
Econo-calling Svc (plus NAL, COT, usage)
--------------------------------------------------------------------------------
  Residence - incremental rates                TBXCL             $ 2.430
--------------------------------------------------------------------------------
  Per local msg (Message or Flat)              ECRES             $ 0.210
--------------------------------------------------------------------------------
2.3
--------------------------------------------------------------------------------
FCO Svc                                        OPJXY             $12.550
--------------------------------------------------------------------------------
FCO Interoffice                                                  $ 6.880
--------------------------------------------------------------------------------
FX Interexch Mileage (each mile or fract)      1LHB4             $ 3.480
--------------------------------------------------------------------------------
IXC Svc Terminal                                P3N              $35.110
--------------------------------------------------------------------------------
Svc Area Func for Exch Lines                   OPKFX             $12.550
--------------------------------------------------------------------------------
Community Calling/15 min                       RSMIN             $ 1.512
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LOCAL USAGE TOTAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOLL USAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Operator Surcharges, Local
--------------------------------------------------------------------------------
AUTOMATED CALLING CARD - LOCAL                  ACCL             $ 0.370
--------------------------------------------------------------------------------
AUTOMATED CALL CRD OP ASST - LCL                CLGCL            $ 0.910
--------------------------------------------------------------------------------
OPERATOR HANDLED LOCAL                          OPSTL            $ 0.910
--------------------------------------------------------------------------------
OPERATOR HANDLED PERS/PERS LOCAL                PERSL            $ 2.490
--------------------------------------------------------------------------------

                                 Confidential                                  3

PRIVILIGED AND CONFIDENTIAL             U.S. NETWORK             SCHEDULE 2.1(A)

--------------------------------------------------------------------------------

          Product                            Product USOCs         Resale Price
--------------------------------------------------------------------------------
CONSUMER SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
--------------------------------------------------------------------------------
OPERATOR HANDLED 3RD NO BILLED LCL                OP3L                $1.240
--------------------------------------------------------------------------------
     Temporary Intercept                          TYS                 $7.840
--------------------------------------------------------------------------------
     Busy Line Verification                      VERIF                $0.990
--------------------------------------------------------------------------------
     Busy Line Interrupt                         INTER                $1.320
--------------------------------------------------------------------------------
OP-Local Total
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operator Surcharges - Toll
--------------------------------------------------------------------------------
AUTOMATED CALLING CARD - TOLL                     ACCT                $0.370
--------------------------------------------------------------------------------
AUTOMATED CALL CRD OP ASST - TOLL                CLGCT                $0.910
--------------------------------------------------------------------------------
OPERATOR HANDLED TOLL                            OPSTA                $0.910
--------------------------------------------------------------------------------
OPERATOR HANDLED PERS/PERS TOLL                  PERST                $2.490
--------------------------------------------------------------------------------
OPERATOR HANDLED 3RD NO BILLED TOLL               OP3T                $1.240
--------------------------------------------------------------------------------
OP-Toll Total
--------------------------------------------------------------------------------
IntraLATA Toll (Schedule A w/in OBT terr)
--------------------------------------------------------------------------------
  1-10 Miles - Initial minute                     SCHA                $0.1572
--------------------------------------------------------------------------------
  1-10 Miles - Additional minute                  SCHA                $0.0767
--------------------------------------------------------------------------------
  11-22 Miles - Initial min                       SCHA                $0.1842
--------------------------------------------------------------------------------
  11-22 Miles - Additional min                    SCHA                $0.1034
--------------------------------------------------------------------------------
  23-55 Miles - Initial min                       SCHA                $0.1832
--------------------------------------------------------------------------------
  23-55 Miles - Additional min                    SCHA                $0.1005
--------------------------------------------------------------------------------
  56-124 Miles - Initial min                      SCHA                $0.1771
--------------------------------------------------------------------------------
  56-124 Miles - Additional min                   SCHA                $0.0951
--------------------------------------------------------------------------------
  125-End - Initial min                           SCHA                $0.1707
--------------------------------------------------------------------------------
  125-End - Additional min                        SCHA                $0.0921
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IntraLATA Toll (Schedule B w/in OBT terr)
--------------------------------------------------------------------------------
  1-10 Miles - Initial minute                     SCHB                $0.1205
--------------------------------------------------------------------------------
  1-10 Miles - Additional minute                  SCHB                $0.0744
--------------------------------------------------------------------------------
  11-22 Miles - Initial min                       SCHB                $0.1340
--------------------------------------------------------------------------------
  11-22 Miles - Additional min                    SCHB                $0.0987
--------------------------------------------------------------------------------
  23-55 Miles - Initial min                       SCHB                $0.1340
--------------------------------------------------------------------------------
  23-55 Miles - Additional min                    SCHB                $0.0961
--------------------------------------------------------------------------------
  56-124 Miles - Initial min                      SCHB                $0.1307
--------------------------------------------------------------------------------
  56-124 Miles - Additional min                   SCHB                $0.0894
--------------------------------------------------------------------------------
  125-End - Initial min                           SCHB                $0.1293
--------------------------------------------------------------------------------
  125-End - Additional min                        SCHB                $0.0886
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IntraLATA Toll (Schedule C w/in OBT terr)
--------------------------------------------------------------------------------
  1-10 Miles - Initial minute                     SCHC                $0.0936
--------------------------------------------------------------------------------
  1-10 Miles - Additional minute                  SCHC                $0.0916
--------------------------------------------------------------------------------
  11-22 Miles - Initial min                       SCHC                $0.0942
--------------------------------------------------------------------------------
  11-22 Miles - Additional min                    SCHC                $0.0939
--------------------------------------------------------------------------------
  23-55 Miles - Initial min                       SCHC                $0.0939
--------------------------------------------------------------------------------
  23-55 Miles - Additional min                    SCHC                $0.0889
--------------------------------------------------------------------------------
  56-124 Miles - Initial min                      SCHC                $0.0920
--------------------------------------------------------------------------------
  56-124 Miles - Additional min                   SCHC                $0.0863
--------------------------------------------------------------------------------
  125-End - Initial min                           SCHC                $0.0872
--------------------------------------------------------------------------------
  125-End - Additional min                        SCHC                $0.0812
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOLL (SCHEDULE A/OP ASSISTED - BLENDED)
--------------------------------------------------------------------------------

                                Confidential                                   4

PRIVILIGED AND CONFIDENTIAL          U.S. NETWORK                SCHEDULE 2.1(A)

--------------------------------------------------------------------------------

               Product                            Product USOCs    Resale Price
--------------------------------------------------------------------------------
CONSUMER SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
-------------------------------------------------------------------------------
 1-10 Miles - Initial minute                                          $0.1643
-------------------------------------------------------------------------------
 1-10 Miles - Additional minute                                       $0.0828
-------------------------------------------------------------------------------
 11-22 Miles - Initial min                                            $0.1970
-------------------------------------------------------------------------------
 11-22 Miles - Additional min                                         $0.1132
-------------------------------------------------------------------------------
 23-55 Miles - Initial min                                            $0.1981
-------------------------------------------------------------------------------
 23-55 Miles - Additional min                                         $0.1122
-------------------------------------------------------------------------------
 56-124 Miles - Initial min                                           $0.1910
-------------------------------------------------------------------------------
 56-124 Miles - Additional min                                        $0.1062
-------------------------------------------------------------------------------
 125-End - Initial min                                                $0.1907
--------------------------------------------------------------------------------
 125-End - Additional min                                             $0.1050
-------------------------------------------------------------------------------
     Total Blend                                                      $0.1402
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Usage Total
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FEATURES BUCKET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Call Waiting                                          ESX             $ 3.290
-------------------------------------------------------------------------------
Call Forwarding                                       ESM             $ 1.720
-------------------------------------------------------------------------------
3 Way Calling                                         ESC             $ 1.420
-------------------------------------------------------------------------------
Distinctive Ringing                                   NSK             $ 1.470
-------------------------------------------------------------------------------
billed number Call Screening                          NSY             $ 1.470
-------------------------------------------------------------------------------
selective call screening                              SRG             $ 3.640
-------------------------------------------------------------------------------
MRS # 1                                              DRS1X            $ 1.650
-------------------------------------------------------------------------------
MRS #2                                               DRS2X            $ 1.400
-------------------------------------------------------------------------------
Caller ID                                             NSD             $ 4.240
-------------------------------------------------------------------------------
Caller ID with Name                                   NMP             $ 1.750
-------------------------------------------------------------------------------
Caller ID Blocking, per line                          NBA             $ 0.700
-------------------------------------------------------------------------------
Speed Call 8                                          ESL             $ 1.550
-------------------------------------------------------------------------------
Speed Call 30                                         ESF             $ 1.550
-------------------------------------------------------------------------------
Call Control                                          OC4             $ 6.990
-------------------------------------------------------------------------------
Call Trace (Pay per use)                                              $ 3.080
-------------------------------------------------------------------------------
Busy Line Transfer                                    EVB             $ 0.660
--------------------------------------------------------------------------------
Busy Line Transfer - Control Option                   ERB             $ 0.880
-------------------------------------------------------------------------------
Alternate Answering                                   EVD             $ 0.660
-------------------------------------------------------------------------------
Alternate Answering - Control Option                  ERD             $ 0.880
-------------------------------------------------------------------------------
Repeat dialing (Pay per use)                      Camps Billed        $ 0.520
-------------------------------------------------------------------------------
Auto Call Back (Pay per Use)                      Camps Billed        $ 0.520
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Message Waiting Tone                                  MWN             $ 0.220
-------------------------------------------------------------------------------
Easy Call                                             WLS             $ 1.050
-------------------------------------------------------------------------------
Call Forward Temporary                                                $ 0.630
-------------------------------------------------------------------------------
Call Fwding per Activate, per line                                    $33.250
-------------------------------------------------------------------------------
Temporary Intercept                                   TYS             $ 6.610
-------------------------------------------------------------------------------
Toll Restriction                                     RTVX5            $ 4.160
-------------------------------------------------------------------------------
International Call Blocking/line or trunk                             $ 2.450
-------------------------------------------------------------------------------
Scan Alert                                            SNK             $ 8.750
-------------------------------------------------------------------------------
5.2
-------------------------------------------------------------------------------
Directory Svc - Non Pub                               NPU             $ 0.770
-------------------------------------------------------------------------------
Non-Listed Number                                     NLT             $ 0.770
--------------------------------------------------------------------------------

                                 Confidential

PRIVILIGED AND CONFIDENTIAL          U.S. NETWORK                SCHEDULE 2.1(A)

---------------------------------------------------------------------------------------
               Product                              Product USOCs          Resale Price
---------------------------------------------------------------------------------------
CONSUMER SEGMENT
---------------------------------------------------------------------------------------
OHIO MODEL - BAU
---------------------------------------------------------------------------------------
Resisence Add'l listing                                     RLT                 $0.630
---------------------------------------------------------------------------------------
Directory Svc - Extra Listing                               CLT                 $0.630
---------------------------------------------------------------------------------------
Emergency Referral Msg Svc                                 NPER                 $1.260
---------------------------------------------------------------------------------------
Remote Call Forwarding                                    RCFXX                $12.910
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
TOTALS
---------------------------------------------------------------------------------------
2.2
---------------------------------------------------------------------------------------
NON-RECURRING CHARGES
---------------------------------------------------------------------------------------
NRC CO Features - simple                                    CCS                 $8.140
---------------------------------------------------------------------------------------
Emergency Ref-prvt list svc - complex                       NPER               $16.400
---------------------------------------------------------------------------------------
Emergency Ref-prvt list svc - simple                                            $8.980
---------------------------------------------------------------------------------------
RCF -Complex                                                RCF                $55.270
---------------------------------------------------------------------------------------
Exch Svc Change - Complex                                   NSN                $22.180
---------------------------------------------------------------------------------------
Exch Svc Change - Simple                                    NSN                 $7.150
---------------------------------------------------------------------------------------
Directory Svc - complex (list to prvt/semi)                                    $16.400
---------------------------------------------------------------------------------------
Directory Svc - complex (disc. emer svc)                                       $16.400
---------------------------------------------------------------------------------------
Directory Svc - complex (convert offprem ext loc)                              $16.400
---------------------------------------------------------------------------------------
Directory Svc - simple (list to prvt/semi)                                      $8.980
---------------------------------------------------------------------------------------
Directory Svc - simple (disc.emer svc)                                          $8.980
---------------------------------------------------------------------------------------
Directory Svc - simple (convert offprem ext loc)                                $8.980
---------------------------------------------------------------------------------------
Tel Number Changes - complex                                NCS                $22.180
---------------------------------------------------------------------------------------
Tel Number Changes - simple                                 NCS                $23.950
---------------------------------------------------------------------------------------
Class of Svc change - complex                                                  $13.760
---------------------------------------------------------------------------------------
Class of Svc change - simple                                                   $23.950
---------------------------------------------------------------------------------------
Assignment of xfer of service - complex                                        $13.760
---------------------------------------------------------------------------------------
Assignment of xfer of service - simple                                          $7.530
---------------------------------------------------------------------------------------
Misc. Svc or feature changes - complex                                          $5.560
---------------------------------------------------------------------------------------
Misc. Svc or feature changes - simple                                           $6.470
---------------------------------------------------------------------------------------
Netwrk Wiring, 1st 15 min                                   PWI                $22.180
---------------------------------------------------------------------------------------
Netwrk Wiring, Addl 15 min                                  PWA                 $8.870
---------------------------------------------------------------------------------------
Svc Restore - complex                                        TD                $20.410
---------------------------------------------------------------------------------------
Svc Restore - simple                                         TD                $24.830
---------------------------------------------------------------------------------------
Svc Restore after temp susp - complex                       NSI                $47.900
---------------------------------------------------------------------------------------
Svc Restore after temp susp - simple                        NSI                $25.790
---------------------------------------------------------------------------------------
Svc Restore after temp intercept - complex                  NTI                $47.900
---------------------------------------------------------------------------------------
Svc Restore after temp intercept - simple                   NTI                $25.790
---------------------------------------------------------------------------------------
Caller ID Blocker, per line, NRC                            NBA                 $8.180
---------------------------------------------------------------------------------------
Toll Restriction, NRC                                      RTVX5                $9.960
---------------------------------------------------------------------------------------
900/976 Call Blocking- NRC                                                      $8.180
---------------------------------------------------------------------------------------
Custom Number Service                                                          $36.660
---------------------------------------------------------------------------------------
INDOOR JACKS
---------------------------------------------------------------------------------------
Mini Modular Jack                                          RJ11C                $4.210
---------------------------------------------------------------------------------------
Series Jack                                                 RJ3                $38.900
---------------------------------------------------------------------------------------
Mini Ribbon Connector                                       RJ3                $38.900
---------------------------------------------------------------------------------------
Programmed Data                                            RJ455               $30.690
---------------------------------------------------------------------------------------
Universal                                                  RJ415               $33.750
---------------------------------------------------------------------------------------
Multiple line common                                       RJ26X              $128.590
---------------------------------------------------------------------------------------
Line Circuit Card                                          RJ265               $19.340
---------------------------------------------------------------------------------------
Wall Mounting w/cover                                      RJM3X               $31.400
---------------------------------------------------------------------------------------
Rack Mounting                                              RJM4X               $25.590
---------------------------------------------------------------------------------------

                                                                               6
                                 CONFIDENTIAL

PRIVILIGED AND CONFIDENTIAL          U.S. NETWORK               SCHEDULE 2.1 (A)

--------------------------------------------------------------------------------

               Product                            Product USOCs    Resale Price
--------------------------------------------------------------------------------
CONSUMER SEGMENT
-------------------------------------------------------------------------------
OHIO MODEL - BAU
-------------------------------------------------------------------------------
OUTDOOR JACK
-------------------------------------------------------------------------------
Outdoor Jack                                          JKT             $19.200
-------------------------------------------------------------------------------
Movable Prem                                          JKS             $38.900
-------------------------------------------------------------------------------
OTHER
-------------------------------------------------------------------------------
E911 Svc Charge                                       UXT             $ 0.120
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
5.3
-------------------------------------------------------------------------------
ISDN BUCKET
-------------------------------------------------------------------------------
National Direct CO Term                               PB2             $15.000
-------------------------------------------------------------------------------
Direct Line                                           P2L             $ 6.430
-------------------------------------------------------------------------------
ISDN Direct Line (Bus tariff)                        OBQD2            $11.520
-------------------------------------------------------------------------------
Distance Extention                                    XTN             $24.960
-------------------------------------------------------------------------------
Circuit Swtch Svc B Channel                          LTF1D            $ 2.450
-------------------------------------------------------------------------------
Additional call offering                              NCO             $ 1.750
-------------------------------------------------------------------------------
Additional Multiple Call appearance, each            ACPSB            $ 1.400
-------------------------------------------------------------------------------
Intercom Calling                                      NZV             $ 1.750
-------------------------------------------------------------------------------
Secondary TN, each                                    DO6             $ 1.400
-------------------------------------------------------------------------------
Station Controlled Conf - 6 port                      EQ6             $ 9.800
-------------------------------------------------------------------------------
Message Waiting Ind, each                             MLN             $ 1.750
-------------------------------------------------------------------------------
On demand Switch data "B"                            LTH7X            $14.000
-------------------------------------------------------------------------------
Packet Swtch Data "B" Channel                        LTQ3X            $59.500
-------------------------------------------------------------------------------
Packet Swtch Data "D" Channel                        LTQ4X            $ 2.800
-------------------------------------------------------------------------------
NRC
-------------------------------------------------------------------------------
National Direct CO Term - NRC                         PB2             $42.980
-------------------------------------------------------------------------------
ISDN Direct Line, NRC                                OBQD1            $10.310
-------------------------------------------------------------------------------
Circuit Swtch Svc B Channel - NRC                    LTF1D            $12.890
-------------------------------------------------------------------------------
Additional call offering - NRC                        NCO             $ 4.290
-------------------------------------------------------------------------------
Additional Multiple Call appearance, each            ACPSB            $ 4.290
-------------------------------------------------------------------------------
Intercom Calling - NRC                                NZV             $ 4.290
-------------------------------------------------------------------------------
Secondary TN, each - NRC                              DO6             $ 4.290
-------------------------------------------------------------------------------
Station Controlled Conf - 6 port - NRC                EQ6             $12.890
-------------------------------------------------------------------------------
Message Waiting Ind, each - NRC                       MLN             $ 4.290
-------------------------------------------------------------------------------
On demand Switch data "B"                            LTH7X            $42.980
-------------------------------------------------------------------------------
Packet Swtch Data "B" Channel                        LTQ3X            $85.960
-------------------------------------------------------------------------------
Packet Swtch Data "D" Channel                        LTQ3X            $12.890
-------------------------------------------------------------------------------
Subsequent Changes for features                      REA1B            $12.890
-------------------------------------------------------------------------------

                                 Confidential                                  7

PRIVILIGED AND CONFIDENTIAL            U.S. NETWORK              SCHEDULE 2.1(A)

--------------------------------------------------------------------------------
BUSINESS SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
--------------------------------------------------------------------------------
Product                                  Product Usoc           Resale Price
--------------------------------------------------------------------------------
ACCESS BUCKET
--------------------------------------------------------------------------------
1.1
--------------------------------------------------------------------------------
NONROTARY WITH TOUCHTONE
--------------------------------------------------------------------------------
Area B (NAL)                               NALCB                $ 14.9600
--------------------------------------------------------------------------------
Area B (COT)                               NALCB                $  1.8400
--------------------------------------------------------------------------------
Area B (EUCL)                              NALCB                $  3.5000
--------------------------------------------------------------------------------
  Sub-Total                                                     $ 20.3000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Area C (NAL)                               NALCC                $ 16.5600
--------------------------------------------------------------------------------
Area C (COT)                               NALCC                $  1.8400
--------------------------------------------------------------------------------
Area C (EUCL)                              NALCC                $  3.5000
--------------------------------------------------------------------------------
  Sub-Total                                                     $ 21.9000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Area D (NAL)                               NALCD                $ 16.5600
--------------------------------------------------------------------------------
Area D (COT)                               NALCD                $  1.8400
--------------------------------------------------------------------------------
Area D (EUCL)                              NALCD                $  3.5000
--------------------------------------------------------------------------------
  Sub-Total                                                     $ 21.9000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROTARY/PBX TRUNK WITH TOUCH TONE
--------------------------------------------------------------------------------
Area B (NAL)                                                    $ 14.9600
--------------------------------------------------------------------------------
Area B (COT)                                                    $  4.8000
--------------------------------------------------------------------------------
Area B (EUCL)                                                   $  5.6600
--------------------------------------------------------------------------------
  Sub-Total                                                     $ 25.4200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Area C (NAL)                                                    $ 16.5600
--------------------------------------------------------------------------------
Area C (COT)                                                    $  4.8000
--------------------------------------------------------------------------------
Area C (EUCL)                                                   $  5.6600
--------------------------------------------------------------------------------
  Sub-Total                                                     $ 27.0200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Area D (NAL)                                                    $ 16.5600
--------------------------------------------------------------------------------
Area D (COT                                                     $  4.8000
--------------------------------------------------------------------------------
Area D (EUCL)                                                   $  5.6600
--------------------------------------------------------------------------------
  Sub-Total                                                     $ 27.0200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBX Trunk (Ground Start) Area D            NALMA                $ 21.3600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EUCL and ITAC rates are also applicable
--------------------------------------------------------------------------------
DID T CO Trunk Termination                  NDT                 $ 24.1200
--------------------------------------------------------------------------------
DID T CO Trunk Termination - NRC            NDT                 $271.9200
--------------------------------------------------------------------------------
DID Numbers/20 Assigned                     ND4                 $  2.7600
--------------------------------------------------------------------------------
DID Numbers/20 Assigned - NRC               ND4                 $139.3600
--------------------------------------------------------------------------------
DID Numbers - Individual                    NHN                 $  0.2000
--------------------------------------------------------------------------------
  IOD 1st 10 trunks                         NDK                 $379.3200
--------------------------------------------------------------------------------
  IOD Additional trunk                      NDM                 $ 38.7600
--------------------------------------------------------------------------------
2 Way DID w/call Transfer                   3CW                 $ 18.4000
--------------------------------------------------------------------------------

                                 Confidential                                  1

PRIVILIGED AND CONFIDENTIAL           U.S. NETWORK              SCHEDULE 2.1(A)

BUSINESS SEGMENT
---------------------------------------------------------------------------------------------------------
OHIO MODEL - BAU
---------------------------------------------------------------------------------------------------------

Product                                                 Product Usoc                        Resale Price
---------------------------------------------------------------------------------------------------------
FlexLine (Area B,C,D)                                      1T4                                $11.9500
---------------------------------------------------------------------------------------------------------
Foreign Central Office
---------------------------------------------------------------------------------------------------------
  Area function charge per line                           OPJXY                               $11.9600
---------------------------------------------------------------------------------------------------------
2.3
---------------------------------------------------------------------------------------------------------
Foreign Exchange Service
---------------------------------------------------------------------------------------------------------
  Interexchange cicuits, per mile                         1LHB4                                $3.3200
---------------------------------------------------------------------------------------------------------
  Interexchange cicuits, svc terminals                    OPKFX                               $33.4400
---------------------------------------------------------------------------------------------------------
Area function charge per line                              P3N                                $11.9600
---------------------------------------------------------------------------------------------------------
Interoffice trunk, per mile                             1LHAS,1LHBS                            $6.5600
---------------------------------------------------------------------------------------------------------
2.1.A.1
---------------------------------------------------------------------------------------------------------
NON-RECURRING CHARGES FOR:
---------------------------------------------------------------------------------------------------------
LOCAL EXCHANGE SERVICE
---------------------------------------------------------------------------------------------------------
Service Order Charge/loc/occ - complex                     ALB                                $12.1900
---------------------------------------------------------------------------------------------------------
CO Conn Charge - complex                                   ALB                                $13.0800
---------------------------------------------------------------------------------------------------------
Line conn Charge/term - complex                            ALB                                $12.6900
---------------------------------------------------------------------------------------------------------
Service Order Charge/loc/occ - simple                      ALB                                $19.6200
---------------------------------------------------------------------------------------------------------
CO Conn Charge - simple                                    ALB                                $10.0000
---------------------------------------------------------------------------------------------------------
Line conn Charge/term - simple                             ALB                                $18.7300
---------------------------------------------------------------------------------------------------------
PBX TRUNKS
---------------------------------------------------------------------------------------------------------
Service Order Charge/loc/occ - complex                     ALP                                $18.8500
---------------------------------------------------------------------------------------------------------
CO Conn Charge - complex                                   ALP                                $11.1500
---------------------------------------------------------------------------------------------------------
Line Conn Charge/term - complex                            ALP                                 $7.9600
---------------------------------------------------------------------------------------------------------
FCO SERVICE                                                                                  $377.5200
---------------------------------------------------------------------------------------------------------
FX SERVICE                                                                                   $451.9000
---------------------------------------------------------------------------------------------------------
Complex Misc. Svc or Feature/line                                                              $6.1100
---------------------------------------------------------------------------------------------------------
Simple Misc. Svc or Feature/line                                                               $7.1100
---------------------------------------------------------------------------------------------------------
DID
---------------------------------------------------------------------------------------------------------
Svc Est. w/init DID Svc. per Trk group                    SEPD1                              $165.2800
---------------------------------------------------------------------------------------------------------
Subsequent to Est. DID, per Trk grp                       SEPD1                              $165.2800
---------------------------------------------------------------------------------------------------------
Conversion of DID to 2Way                                 NR9DD                              $283.3500
---------------------------------------------------------------------------------------------------------
Conversion of DID to new 2Way                             SEPD1                              $165.2800
---------------------------------------------------------------------------------------------------------
Change in Outpulsing, Strt Dial, Signal                   REAJA                               $39.2400
---------------------------------------------------------------------------------------------------------
Change in signaling or trans interface                    REAJB                              $141.6700
---------------------------------------------------------------------------------------------------------
DID "In lieu of" NCR Chrg                                                                     $51.1900
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
          ACCESS TOTAL
---------------------------------------------------------------------------------------------------------
USAGE BUCKET
---------------------------------------------------------------------------------------------------------
MEASURED USAGE
---------------------------------------------------------------------------------------------------------
0-10 Mi Initial                                           IMB-O                               $0.0189
---------------------------------------------------------------------------------------------------------
0-10 Mi Additional                                        IMB-O                               $0.0046
---------------------------------------------------------------------------------------------------------
11-22 Mi Initial                                          IMB-O                               $0.0219
---------------------------------------------------------------------------------------------------------
11-22 Mi Additional                                       IMB-O                               $0.0071
---------------------------------------------------------------------------------------------------------
23+ Mi Initial                                            IMB-O                               $0.0244
---------------------------------------------------------------------------------------------------------
23+ Mi Additional                                         IMB-O                               $0.0090
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LOCAL CALLING PLUS
---------------------------------------------------------------------------------------------------------
 LCP-10 MILES INITIAL                                     LCPNR                               $0.0187
---------------------------------------------------------------------------------------------------------

                                 CONFIDENTIAL                                  2

PRIVILIGED AND CONFIDENTIAL             U.S. NETWORK             SCHEDULE 2.1(A)

--------------------------------------------------------------------------------
BUSINESS SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
--------------------------------------------------------------------------------

Product                                    Product Usoc          Resale Price
--------------------------------------------------------------------------------
  LCP 0-10 MILES ADDITIONAL                   LCPNR                 $0.0044
--------------------------------------------------------------------------------
  LCP 11-22 MILES INITIAL                     LCPNR                 $0.0212
--------------------------------------------------------------------------------
  LCP 11-22 MILES ADDITIONAL                  LCPNR                 $0.0066
--------------------------------------------------------------------------------
  LCP 23+ MILES INITIAL                       LCPNR                 $0.0238
--------------------------------------------------------------------------------
  LCP 23+ MILES ADDITIONAL                    LCPNR                 $0.0089
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Message Rate Service (73 calls per package)
--------------------------------------------------------------------------------
  Message rate per message                                          $0.0440
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operator Surcharges - Local
--------------------------------------------------------------------------------
DIRECTORY ASSISTANCE - LOCAL                  DALOC                 $0.1600
--------------------------------------------------------------------------------
DIRECTORY ASSIST-OPER ASSIST LCL              DAOPL                 $0.2400
--------------------------------------------------------------------------------
Information Call Completion                   DAICC                 $0.1600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operator Surcharges - Toll
--------------------------------------------------------------------------------
DIRECTORY ASSIST-OPER ASSIST TOL              DAOPT                 $0.2400
--------------------------------------------------------------------------------
DIRECTORY ASSISTANCE - TOLL                   DATOL                 $0.1600
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Community Calling
--------------------------------------------------------------------------------
     Additional 15 min of use                                       $1.9250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Enoco Call
--------------------------------------------------------------------------------
     Per Local Message                                              $0.1370
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LOCAL USAGE TOTAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LOCAL RECURRING BUCKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Message Rate Service (73 calls per package)
--------------------------------------------------------------------------------
  Fixed mnthly non-Res line - Rot/non-        1MB/1MH               $3.3800
--------------------------------------------------------------------------------
  Fixed Monthly non-Res PBX trunk                                   $5.5000
--------------------------------------------------------------------------------
2.4.A.1
--------------------------------------------------------------------------------
Community Calling
--------------------------------------------------------------------------------
Message Rate (all)                                                 $16.1700
--------------------------------------------------------------------------------
  per 15 min                                  NRMIN                 $1.9250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Optional Local Area Service
--------------------------------------------------------------------------------
  Akron                                                             $3.9800
--------------------------------------------------------------------------------
  Dayton                                                            $3.9800
--------------------------------------------------------------------------------
  Kirkland                                                         $10.4700
--------------------------------------------------------------------------------
  Painesville                                                      $13.3300
--------------------------------------------------------------------------------
  Xenia                                                            $10.4700
--------------------------------------------------------------------------------
  Yellow Springs                                                   $10.4700
--------------------------------------------------------------------------------
2.4.C.1
--------------------------------------------------------------------------------
Enoco Call
--------------------------------------------------------------------------------
  Per local msg (Message or Flat)             ECNRS                 $0.1370
--------------------------------------------------------------------------------

                                                                               3
                                 Confidential

PRIVILIGED AND CONFIDENTIAL                  U.S. NETWORK        SCHEDULE 2.1(A)

--------------------------------------------------------------------------------
BUSINESS SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
--------------------------------------------------------------------------------

Product                                      Product Usoc        Resale Price
--------------------------------------------------------------------------------
     Per Line                                                       $3.1620
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LOCAL RECURRING TOTAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOLL USAGE BUCKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IntraLATA Toll (Schedule A)
--------------------------------------------------------------------------------
  0-10 Miles - Initial minute                   SCHA                $0.1508
--------------------------------------------------------------------------------
  0.10 Miles - Additional minute                SCHA                $0.0762
--------------------------------------------------------------------------------
  11-22 Miles - Initial min                     SCHA                $0.1752
--------------------------------------------------------------------------------
  11-22 Miles - Additonal min                   SCHA                $0.1098
--------------------------------------------------------------------------------
  23-55 Miles - Initial min                     SCHA                $0.1807
--------------------------------------------------------------------------------
  23-55 Miles - Additional min                  SCHA                $0.1142
--------------------------------------------------------------------------------
  56-124 Miles - Initial min                    SCHA                $0.1856
--------------------------------------------------------------------------------
  56-124 Miles - Additional min                 SCHA                $0.1155
--------------------------------------------------------------------------------
  125-End - Initial min                         SCHA                $0.1862
--------------------------------------------------------------------------------
  125-End - Additional min                      SCHA                $0.1106
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IntraLATA Toll (Schedule B)
--------------------------------------------------------------------------------
  0-10 Miles - Initial minute                   SCHB                $0.1052
--------------------------------------------------------------------------------
  0-10 Miles - Additional minute                SCHB                $0.0773
--------------------------------------------------------------------------------
  11-22 Miles - Initial min                     SCHB                $0.1106
--------------------------------------------------------------------------------
  11-22 Miles - Additional min                  SCHB                $0.1009
--------------------------------------------------------------------------------
  23-55 Miles - Initial min                     SCHB                $0.1116
--------------------------------------------------------------------------------
  23-55 Miles - Additional min                  SCHB                $0.1043
--------------------------------------------------------------------------------
  56-124 Miles - Initial min                    SCHB                $0.1112
--------------------------------------------------------------------------------
  56-124 Miles - Additional min                 SCHB                $0.1048
--------------------------------------------------------------------------------
  125-End - Initial min                         SCHB                $0.1094
--------------------------------------------------------------------------------
  125-End - Additional min                      SCHB                $0.1042
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOLL (SCHEDULE A/OP ASSISTED - BLENDED)
--------------------------------------------------------------------------------
0-10 Mi Initial                                                     $0.1188
--------------------------------------------------------------------------------
0-10 Mi Additional                                                  $0.0599
--------------------------------------------------------------------------------
11-22 Mi Initial                                                    $0.1424
--------------------------------------------------------------------------------
11-22 Mi Additional                                                 $0.0818
--------------------------------------------------------------------------------
23-55 Mi Initial                                                    $0.1432
--------------------------------------------------------------------------------
23-55 Mi Additional                                                 $0.0811
--------------------------------------------------------------------------------
56-124 Mi Initial                                                   $0.1381
--------------------------------------------------------------------------------
56-124 Mi Additional                                                $0.0768
--------------------------------------------------------------------------------
125 + Mi Initial                                                    $0.1378
--------------------------------------------------------------------------------
125 + Mi Additional                                                 $0.0759
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Operator Surcharges - Local
--------------------------------------------------------------------------------
AUTOMATED CALLING CARD - LOCAL                  ACCL                $0.2700
--------------------------------------------------------------------------------
AUTOMATED CALL CRD OP ASST - LCL               CLGCL                $0.6600
--------------------------------------------------------------------------------
OPERATOR HANDLED LOCAL                         OPSTL                $0.6600
--------------------------------------------------------------------------------
OPERATOR HANDLED PERS/PERS LOCAL               PERSL                $1.8000
--------------------------------------------------------------------------------

                                                                               4
                                 Confidential

PRIVILIGED AND CONFIDENTIAL             U.S. NETWORK             SCHEDULE 2.1(A)

--------------------------------------------------------------------------------
BUSINESS SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
--------------------------------------------------------------------------------

Product                                      Product Usoc        Resale Price
--------------------------------------------------------------------------------
OPERATOR HANDLED 3RD NO BILLED LCL               OP3L               $0.9000
--------------------------------------------------------------------------------
  Ameritech Intercept Referral                  R1HAX               $3.6000
--------------------------------------------------------------------------------
  Temporary Intercept                            TYS                $9.5100
--------------------------------------------------------------------------------
  Busy line Interupt                            INTER               $0.9600
--------------------------------------------------------------------------------
  Busy Line Verification                        VERIF               $0.7200
--------------------------------------------------------------------------------
Operator Surcharges - Toll
--------------------------------------------------------------------------------
AUTOMATED CALLING CARD - TOLL                    ACCT               $0.2700
--------------------------------------------------------------------------------
AUTOMATED CALL CRD OP ASST - TOLL               CLGCT               $0.6600
--------------------------------------------------------------------------------
OPERATOR HANDLED TOLL                           OPSTA               $0.6600
--------------------------------------------------------------------------------
OPERATOR HANDLED PERS/PERS TOLL                 PERST               $1.8000
--------------------------------------------------------------------------------
OPERATOR HANDLED 3RD NO BILLED TOLL              OP3T               $0.9000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOLL USAGE TOTAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FEATURES BUCKET
--------------------------------------------------------------------------------
Call Waiting                                    ESX                 $5.0000
--------------------------------------------------------------------------------
Call Forwarding                                 ESM                 $1.5800
--------------------------------------------------------------------------------
3 Way Calling                                   ESC                 $1.5800
--------------------------------------------------------------------------------
Distinctive Ringing                             NSK                 $1.5800
--------------------------------------------------------------------------------
Call Screening                                  NSY                 $1.5800
--------------------------------------------------------------------------------
MRS #1                                         DRS1X                $2.2000
--------------------------------------------------------------------------------
MRS #2                                         DRS2X                $2.1700
--------------------------------------------------------------------------------
Caller ID                                       NSD                 $3.3500
--------------------------------------------------------------------------------
Caller ID with Name                             NMP                 $1.3700
--------------------------------------------------------------------------------
Caller ID Blocking, per line                    NBA                 $0.5500
--------------------------------------------------------------------------------
Speed Call 8                                    ESL                 $2.2000
--------------------------------------------------------------------------------
Speed Call 30                                   ESF                 $2.2000
--------------------------------------------------------------------------------
Busy Line Transfer                              EVB                 $0.6600
--------------------------------------------------------------------------------
Alternate Answering                             EVD                 $0.6600
--------------------------------------------------------------------------------
Call Forward/Busy Line Transfer                 ERB                 $0.8800
--------------------------------------------------------------------------------
Call Forward/Alt Answr/Msg Waiting Indic        ERD                 $0.8800
--------------------------------------------------------------------------------
Message Waiting Indicator                       MWN                 $0.2200
--------------------------------------------------------------------------------
Easy Call                                       WLS                 $0.8220
--------------------------------------------------------------------------------
Call Forward Temporary                          ERB                 $0.4900
--------------------------------------------------------------------------------
ALTERNATE ANSWERING-CONTROL OF                  ERD                 $0.8800
--------------------------------------------------------------------------------
call fwding - single activation                 MWN                $26.1200
--------------------------------------------------------------------------------
Toll Restriction                                KXT                $38.7600
--------------------------------------------------------------------------------
Caller ID per Line Blocking                     NBA                 $0.5500
--------------------------------------------------------------------------------
5.2
--------------------------------------------------------------------------------
Director Service-Non Pub                        NPU                 $0.6000
--------------------------------------------------------------------------------
Directory Service-Non List                      NLT                 $0.6000
--------------------------------------------------------------------------------
Director Service-Extra Listing                  CLT                 $1.0700
--------------------------------------------------------------------------------
Remote Call Forwarding                         RCFXX               $10.1400
--------------------------------------------------------------------------------
Selective Call Screening                        SRE                 $2.8600
--------------------------------------------------------------------------------
Transfer of Toll Charge                         ENT                $10.1400
--------------------------------------------------------------------------------
Repeat dialing (Pay per use)                 Camps Billed           $0.4100
--------------------------------------------------------------------------------
Auto Call Back (Pay per Use)                 Camps Billed           $0.4100
--------------------------------------------------------------------------------
Call Trace (Pay per Use)                     Camps Billed           $1.9200
--------------------------------------------------------------------------------
          TOTAL
--------------------------------------------------------------------------------

                                                                               5
                                 Confidential

PRIVILIGED AND CONFIDENTIAL             U.S. NETWORK             SCHEDULE 2.1(A)

--------------------------------------------------------------------------------
BUSINESS SEGMENT
--------------------------------------------------------------------------------
OHIO MODEL - BAU
--------------------------------------------------------------------------------

Product                                      Product Usoc        Resale Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NON-RECURRING CHARGES
--------------------------------------------------------------------------------
Complex - CCS, NRC                                CCS               $6.1100
--------------------------------------------------------------------------------
Complex - CO Features, NRC                        COL               $6.1100
--------------------------------------------------------------------------------
Simple - CCS, NRC                                 CCS               $7.1100
--------------------------------------------------------------------------------
Simple - CO Features, NRC                         COL               $7.1100
--------------------------------------------------------------------------------
Complex - Emergency Ref-prvt list svc              DS              $16.4000
--------------------------------------------------------------------------------
Simple - Emergency REf-prvt list svc                                $8.9800
--------------------------------------------------------------------------------
Complex - RCF                                     RCF              $55.2700
--------------------------------------------------------------------------------
Exch Svc Change - Complex                         NSN              $36.8600
--------------------------------------------------------------------------------
Exch Svc Change - Simple                          NSN               $8.2500
--------------------------------------------------------------------------------
Directory Svc - complex (list to prvt/semi)                        $16.4000
--------------------------------------------------------------------------------
Directory Svc - complex (disc. emer svc)                           $16.4000
--------------------------------------------------------------------------------
Directory Svc - complex (convert offprem ext loc)                  $38.0800
--------------------------------------------------------------------------------
Directory Svc - simple (list to prvt/semi)                          $8.9800
--------------------------------------------------------------------------------
Directory Svc - simple (disc. emer svc)                             $8.9800
--------------------------------------------------------------------------------
Directory Svc - simple (convert offprem ext loc)                    $8.9800
--------------------------------------------------------------------------------
Tel Number Changes - complex                      NCS              $31.9600
--------------------------------------------------------------------------------
Tel Number Changes - simple                       NCS              $23.9600
--------------------------------------------------------------------------------
Class of Svc change - complex                                      $31.9600
--------------------------------------------------------------------------------
Class of Svc change - simple                                       $23.9600
--------------------------------------------------------------------------------
Assignment of xfer of service - complex                            $31.9600
--------------------------------------------------------------------------------
Assignment of xfer of service - simple                              $7.5400
--------------------------------------------------------------------------------
Misc. Svc or feature changes - complex                              $6.1100
--------------------------------------------------------------------------------
Misc. Svc or feature changes - simple                               $7.1100
--------------------------------------------------------------------------------
Metwrk Wiring, 1st 15 min                         PWI              $22.1800
--------------------------------------------------------------------------------
Netwrk Wiring, Addl 15 min                        PWA               $8.8700
--------------------------------------------------------------------------------
Svc Restore - complex                             TD               $20.4200
--------------------------------------------------------------------------------
Svc Restore - simple                              TD               $24.8500
--------------------------------------------------------------------------------
Svc Restore after temp susp - complex             NSI              $58.3600
--------------------------------------------------------------------------------
Svc Restore after temp susp - simple              NSI              $25.8100
--------------------------------------------------------------------------------
Svc Restore after temp intercept - comple         NTI              $67.4700
--------------------------------------------------------------------------------
Svc Restore after temp intercept - simple         NTI              $25.8100
--------------------------------------------------------------------------------
Caller ID Blocker, per line, NRC                  NBA               $7.1500
--------------------------------------------------------------------------------
Toll Restriction, NRC                             KXT              $24.6700
--------------------------------------------------------------------------------
Emergency Ref-prvt list svc - complex            NPER              $16.4000
--------------------------------------------------------------------------------
Emergency Ref-prvt list svc - simple                                $8.9800
--------------------------------------------------------------------------------
900/976 Call Blocking - NRC                                         $7.1500
--------------------------------------------------------------------------------
Custom Number Service                                              $36.6600
--------------------------------------------------------------------------------
INDOOR JACKS
--------------------------------------------------------------------------------
Mini Modular Jack                                RJ11C              $4.2100
--------------------------------------------------------------------------------
Series Jack                                       RJ3              $38.9000
--------------------------------------------------------------------------------
Mini Ribbon Connector                             RJ3              $38.9000
--------------------------------------------------------------------------------
Programmed Data                                  RJ455             $30.6900
--------------------------------------------------------------------------------
Universal                                        RJ415             $33.7500
--------------------------------------------------------------------------------
Multiple line common                             RJ26X            $128.5900
--------------------------------------------------------------------------------
Line Circuit Card                                RJ265             $19.3400
--------------------------------------------------------------------------------
Wall Mounting W/cover                            RJM3X             $31.4000
--------------------------------------------------------------------------------
Rack Mounting                                    RJM4X             $25.5900
--------------------------------------------------------------------------------
OUTDOOR JACK
--------------------------------------------------------------------------------

                                                                               6
                                 Confidential

PRIVILIGED AND CONFIDENTIAL         U.S. NETWORK             SCHEDULE 2.1(A)

BUSINESS SEGMENT
------------------------------------------------------------------------------
Ohio Model - BAU
------------------------------------------------------------------------------

Product                             Product Usoc             Resale Price
------------------------------------------------------------------------------
Outdoor Jack                                  JKT             $19.2000
------------------------------------------------------------------------------
Movable Prem                                  JKS             $38.9000
------------------------------------------------------------------------------
OTHER
------------------------------------------------------------------------------
E911 Svc Charge                               UXT              $0.1200
------------------------------------------------------------------------------
E911 Svc Charge                             UXT12              $0.1200
------------------------------------------------------------------------------
E911 Svc Charge                             UXTO9              $0.1200
------------------------------------------------------------------------------

==============================================================================
5.3
------------------------------------------------------------------------------
ISDN BUCKET
------------------------------------------------------------------------------
Direct CO Term                                PB2              $5.6800
------------------------------------------------------------------------------
Direct Line                                  OBQD2             $9,6000
------------------------------------------------------------------------------
Distance Extention                            XTN             $20.8000
------------------------------------------------------------------------------
Circuit Swtch Svc B Channel - Voice          LTQ5X             $2.4000
------------------------------------------------------------------------------
Circuit Swtch Svc B Channel - Data           LTQ6X             $6.4000
------------------------------------------------------------------------------
Additional call offering                      NCO              $1.3700
------------------------------------------------------------------------------
Additional Multiple Call apperance, each     ACPSB             $1.1000
------------------------------------------------------------------------------
Intercom Calling                              NZV              $1.3700
------------------------------------------------------------------------------
Secondary TN, each                            DO6              $1.1000
------------------------------------------------------------------------------
Station Controlled Conf - 6 port              EQ6              $7.7000
------------------------------------------------------------------------------
Message Waiting Ind, each                     MLN              $1.3700
------------------------------------------------------------------------------
On Demand Pckt Swtch Data "B"                LTH7X            $16.0000
------------------------------------------------------------------------------
Alt Circuit Swtch V/D                        LTQ1X             $7.2000
------------------------------------------------------------------------------
Packet Swtch Data "B" Channel                LTQ3X            $68.0000
------------------------------------------------------------------------------
Packet Swtch Data "D" Channel                LTQ4X             $5.2000
------------------------------------------------------------------------------
NRC
------------------------------------------------------------------------------
Direct Co Term                                PB2             $42.9800
------------------------------------------------------------------------------
ISDN Direct Line, NRC                        OBQD1            $10.3100
------------------------------------------------------------------------------
Circuit Swtch Svc B Channel - Voice          LTQ5X            $12.8900
------------------------------------------------------------------------------
Circuit Swtch Svc B Channel - Data           LTQ6X            $12.8900
------------------------------------------------------------------------------
Additional call offering - NRC                NCO              $4.2900
------------------------------------------------------------------------------
Additional Multiple Call appearance, each    ACPSB             $4.2900
------------------------------------------------------------------------------
Intercom Calling - NRC                        NZV              $4.2900
------------------------------------------------------------------------------
Secondary TN, each - NRC                      DO6              $4.2900
------------------------------------------------------------------------------
Station Controlled Conf - 6 port - NRC        EQ6             $12.8900
------------------------------------------------------------------------------
Message Waiting Ind, each - NRC               MLN              $4.2900
------------------------------------------------------------------------------
On Demand Pckt Swtch Data "B"                LTH7X            $42.9800
------------------------------------------------------------------------------
Alt Circuit Swtch V/D                        LTQ1X            $12.8900
------------------------------------------------------------------------------
Packet Swtch Data "B" Channel                LTQ3X            $85.9600
------------------------------------------------------------------------------
Packet Swtch Data "D" Channel                LTQ4X            $12.8900
------------------------------------------------------------------------------
Subsequent Changes for features              REA1B            $12.8900
------------------------------------------------------------------------------

                                 CONFIDENTIAL                                  7

                                 SCHEDULE 3.1

                              Implementation Plan
                              -------------------

                                      29